                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2001

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                               NEOGEN CORPORATION
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             (Exact name of registrant as specified in its charter)


         Michigan                     0-17988                 38-2367843
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification No.)


                    620 Lesher Place, Lansing, Michigan 48912
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 372-9200

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         (Former name or former address, if changed since last report.)
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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


The Board of Directors and Audit Committee of Neogen Corporation (the "Company") approved the termination of the Company's relationship with BDO Seidman, LLP ("BDO") as its independent accountants and auditors of record effective April 23, 2001.

         In connection with the audits of the Company's financial statements for each of the three fiscal years ended 2000, 1999, and 1998, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in its report.

         On April 24, 2001, Deloitte & Touche ("Deloitte") of Detroit, Michigan was engaged as the Company's independent auditors for the fiscal year ending May 31, 2001. The Company has not retained Deloitte during any of the previous years to consult on the application of accounting principles, or on its engagement since June 1997.


                                 EXHIBIT INDEX

Exhibit No.
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     16                    Letter from BDO Seidman, LLP


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Neogen Corporation
                                  (Registrant)


Date: April 24, 2001          By: /s/ Richard R. Current
                                  ------------------------------------------
                                  Richard R. Current
                                  Vice President and Chief Financial Officer

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